UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 1, 2026

INTERNATIONAL STEM CELL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-51891	20-4494098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

9745 Businesspark Ave, San Diego, California 92131

(Address of principal executive offices, including zip code)

(760) 940-6383

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

As previously disclosed, on July 10, 2026, International Stem Cell Corporation, a Delaware corporation (the “Company” or “Parent”), International Stem Cell Corporation, a California corporation (“Intermediate” and, together with Parent, “Seller”), Lifeline Cell Technology, LLC, a California limited liability company (“LCT”), and American Type Culture Collection, Inc., a District of Columbia corporation (“Purchaser”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”). Pursuant to the Purchase Agreement, Seller agreed to sell, assign, transfer, convey and deliver to Purchaser, or its designated affiliate, 100% of the issued and outstanding limited liability company interests of LCT, free and clear of all liens other than restrictions under applicable securities laws, and Purchaser agreed to acquire such interests, in each case on the terms and subject to the conditions set forth in the Purchase Agreement (the “Disposition”). Notwithstanding the Company’s determination that stockholder approval was not required for the Disposition, the Company voluntarily submitted the Disposition to stockholders and obtained stockholder approval on July 10, 2026 and filed an information statement on August 4, 2026, disclosing the action by written consent of the stockholders.

On September 1, 2026, the Company completed the Disposition.

The foregoing summary of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 16, 2026.

Item 9.01	Financial Statements and Exhibits.

(b) Exhibits

An unaudited pro forma condensed consolidated balance sheet of the registrant as of June 30, 2026 giving effect to the transaction as if it had occurred as of that date, and unaudited pro forma condensed consolidated statements of operations of the registrant for the years ended December 31, 2025 and 2024, and the six months ended June 30, 2026, giving effect to the transaction as if it had occurred on January 1, 2024, are attached to this report as Exhibit 99.1.

(d) Exhibits

Exhibit Number	Description

2.1†	Membership Interest Purchase Agreement, dated July 10, 2026, by and among International Stem Cell Corporation, International Stem Cell Corporation, Lifeline Cell Technology, LLC, a California limited liability company, and American Type Culture Collection, Inc. (incorporated herein by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 16, 2026).

99.1	Unaudited Pro Forma Condensed Consolidated Financial Information.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules upon request by the SEC; provided, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL STEM CELL CORPORATION

By:	/s/ Russell Kern
Russell Kern
Executive Vice President, Chief Scientific Officer and Principal Financial Officer

Dated: September 8, 2026

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